Commitments and Contingencies, purchase commitments (Details) (USD $)	12 Months Ended
Dec. 31, 2014
Apple
Long-term Purchase Commitment
Purchase commitment agreement description	During 2013, U.S. Cellular entered into agreements with Apple to purchase certain minimum quantities of Apple iPhone products and fund marketing programs related to the Apple iPhone and iPad products over a three-year period beginning in November 2013. Based on current forecasts, TDS estimates that the remaining contractual commitment as of December 31, 2014 under these agreements is approximately $818 million. At this time, TDS expects to meet its contractual commitments with Apple.
Purchase commitment period	3 years
Purchase commitment remaining estimated payments	$ 818,000,000
Amdocs Software Systems Limited
Long-term Purchase Commitment
Purchase commitment agreement description	On November 25, 2014, U.S. Cellular executed a Master Statement of Work and certain other documents with Amdocs Software Systems Limited (“Amdocs”), effective October 1, 2014, that inter-relate with but rearrange the structure under previous Amdocs Agreements. The agreement provides that U.S. Cellular will now outsource to Amdocs certain support functions for its Billing and Operational Support System (“B/OSS”). Such functions include application support, billing operations and some infrastructure services. The agreement has a term through September 30, 2019, subject to five one-year renewal periods at U.S. Cellular’s option. The total estimated amount to be paid to Amdocs with respect to the agreement during the initial five-year term is approximately $110 million (exclusive of travel and expenses and subject to certain potential adjustments).
Purchase commitment period	5 years
Purchase commitment estimated payments	$ 110,000,000